SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
(the "Fund")

Supplement Dated November 5, 2024
to the Class F Shares Prospectus and Class Y Shares Prospectus (the "Prospectuses"), each dated June 30, 2024, as amended on August 30, 2024 and September 13, 2024

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Jupiter Asset Management Limited no longer serves as a sub-adviser to the Fund. As such, all references to Jupiter Asset Management Limited are hereby deleted from the Prospectuses.

Additionally, Brickwood Asset Management LLP is added as a sub-adviser to the Fund. Accordingly, the Prospectuses are updated as follows:

In the Fund Summary of the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Brickwood Asset Management LLP	Dermot Murphy	Since 2024	Fund Manager
	Ben Whitmore	Since 2024	Fund Manager

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Catholic Values Equity Fund" the following paragraph is hereby added in the appropriate alphabetical order thereof:

Brickwood Asset Management LLP: Brickwood Asset Management LLP (Brickwood), located at 8—10 Grosvenor Gardens, London, United Kingdom SW1W 0DH, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Brickwood. Ben Whitmore is a Fund Manager and Partner at Brickwood. Mr. Whitmore has been working in the asset management industry for nearly 30 years. Most recently, he was lead portfolio manager and head of the Value Equities team at Jupiter Asset Management Limited. He was responsible for £10 billion of clients' assets across UK, Global and Income strategies for institutional and retail clients. Prior to that role, Mr. Whitmore spent over 10 years at Schroders Investment Management. Mr. Whitmore has a degree in Geography from Cambridge University. Dermot Murphy is a Fund Manager and Partner at Brickwood. Mr. Murphy has been working in the asset management industry for 12 years. Most recently, he worked at Jupiter Asset Management Limited where he was a member of the Value Equities team which managed £10 billion of clients' assets across UK, Global and Income strategies. Mr. Murphy co-managed the Global Value strategy and invested on behalf of institutional and retail clients. Prior to that role, he spent a year at Fidelity as an analyst. Mr. Murphy holds a BA in Commerce from the National University of Ireland, Galway.

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1565 (11/24)

SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
(the "Fund")

Supplement Dated November 5, 2024
to the Statement of Additional Information (the "SAI"), dated June 30, 2024, as amended on September 13, 2024

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Jupiter Asset Management Limited no longer serves as a sub-adviser to the Fund. As such, all references to Jupiter Asset Management Limited are hereby deleted from the SAI.

Additionally, Brickwood Asset Management LLP is added as a sub-adviser to the Fund. Accordingly, the SAI is updated as follows:

On the cover page of the SAI, "Brickwood Asset Management LLP" is hereby added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and the Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

BRICKWOOD ASSET MANAGEMENT LLP—Brickwood Asset Management LLP ("Brickwood") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Brickwood Asset Management LLP was founded in 2024 and is authorised and regulated by the Financial Conduct Authority in the UK (FRN 1009069). Brickwood is also registered as an Investment Advisor with the SEC.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

Brickwood

Compensation. SIMC pays Brickwood a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Brickwood and SIMC. Brickwood pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended September 30, 2024. Brickwood believes in aligning the investment team's compensation structure to overall client outcomes.

At Brickwood, the firm remunerates employees through a combination of base salary and bonus. The variable component is awarded annually. Various factors are considered in determining compensation, including, client outcomes and demonstrating Brickwood's values such as teamwork, conduct and a commitment to putting clients first. Brickwood's founding investment team are also equity owners which further aligns their incentives with client success.

Ownership of Fund Shares. As of September 30, 2024, Brickwood's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of September 30, 2024, the portfolio managers were not responsible for the day-to-day management of any other accounts.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the Catholic Values Equity Fund which may have different investment guidelines and objectives. In addition to the Catholic Values Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Brickwood's management of the Catholic Values Equity Fund and other accounts, which, in theory, may allow Brickwood to allocate investment opportunities in a way that favors other accounts over the Catholic Values Equity Fund. This conflict of interest may be exacerbated to the extent that Brickwood or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Catholic Values Equity Fund. Brickwood (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Catholic Values Equity Fund. To the extent a particular investment is suitable for both the Catholic Values Equity Fund and the other accounts, such investments will be allocated between the Catholic Values Equity Fund and the other accounts in a manner that Brickwood determines is fair and equitable under the circumstances to all clients, including the Catholic Values Equity Fund.

To address and manage these potential conflicts of interest, Brickwood has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1566 (11/24)